EXHIBIT 10.2
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
          This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), made and entered into as of June 23, 2005, is by and between DHI Mortgage Company, Ltd., a Texas limited partnership (the “Borrower”), and U.S. Bank National Association, a national banking association (the “Agent” and a “Lender”) and the other Lenders party hereto (collectively, the “Lenders”).
RECITALS
          1. The Lenders and the Borrower entered into an Amended and Restated Credit Agreement dated as of April 9, 2004 as amended by a First Amendment to Amended and Restated Credit Agreement dated as of September 22, 2004 and by a Second Amendment to Amended and Restated Credit Agreement dated as of April 8, 2005 (as amended, the “Credit Agreement”); and
          2. The Borrower desires to increase the Aggregate Commitment Amount under the Credit Agreement under the provisions of Section 10.11(d) and to make other changes to certain provisions of the Credit Agreement and the Agent and the Lenders have agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.
AGREEMENT
          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:
          Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.
          Section 2. Amendments. The Credit Agreement is hereby amended as follows:
     2.1 The following new definitions are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:
     “Uncovered Mortgage Loans” means Eligible Mortgage Loans that are in the process of being bundled for sale with other similar Mortgage Loans, that are secured by a second Mortgage on the property covered thereby (including HELOC Mortgage Loans) or are Subprime Mortgage Loans, that are in each case not covered by a Take-Out Commitment.
     “Uncovered Mortgage Loan Sublimit” means five percent (5%) of the Aggregate Commitment Amounts.
     2.2 The following new Section 5.16 is added to the Credit Agreement:

          Section 5.16 Closing Procedures. The Borrower will provide closing instructions to each Closing Agent (as defined in the Amended and Restated Pledge and Security Agreement) which (a) require, in connection with the Mortgage Loans tablefunded by the Borrower, that (i) the Mortgage Note evidencing each such Mortgage Loan shall be endorsed to the Borrower, (ii) the assignment of the applicable Mortgage to the Borrower shall be recorded simultaneously with but separate from the related Mortgage and (iii) the Mortgage Note evidencing each such Mortgage Loan and other related loan documents shall be delivered to the Borrower promptly upon the closing of such Mortgage Loan, and (b) in the case of Mortgage Loans funded by a wire transfer of funds in accordance with Section 4.01(b)(i) of the Amended and Restated Pledge and Security Agreement, contain a statement substantially in the form set forth in Exhibit G. The Borrower shall review for accuracy and completeness each Mortgage Note, Mortgage, assignment and other document evidencing or securing each Mortgage Loan originated or purchased by the Borrower.
     2.3 Schedule 1 to the Credit Agreement is deleted and Schedule 1 attached hereto is inserted in its place as Schedule 1 to the Credit Agreement.
     2.4 Schedule 5 to the Credit Agreement is deleted and Schedule 5 attached hereto is inserted in its place as Schedule 5 to the Credit Agreement.
     2.5 Exhibit C to the Credit Agreement is deleted and Exhibit C hereto is inserted in its place as Exhibit C to the Credit Agreement.
     2.6 Exhibit G hereto is added to the Credit Agreement as Exhibit G.
          Section 3. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective on June 23, 2005 once executed by the Borrower and the Lenders and once the Agent has received the following:
               (a) This Amendment and a Note in the principal amount of each Lender’s Commitment Amount from the Borrower to the each such Lender substantially in the form of Exhibit A to the Credit Agreement (together with this Amendment, the “Amendment Documents”);
               (b) A copy of the resolutions of the Board of Directors of the General Partner of the Borrower authorizing the execution, delivery and performance of this Amendment and the Notes certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Certificate of Limited Partnership or limited partnership agreement of the Borrower since true and accurate copies of the same were delivered to the Lender with a certificate of the Secretary of the Borrower dated April 9, 2004 (or, in the alternative, certifying copies of amendments to the same), and (ii) identifying each officer of the general partner of the Borrower authorized to execute this Amendment, the Notes and any other instrument or agreement executed by the Borrower in connection with this Amendment, and certifying as to specimens of such officer’s signature and such officer’s incumbency in such offices as such officer holds; and
               (c) The Borrower shall have satisfied such other conditions as specified by the Agent, including payment of all unpaid legal fees and expenses incurred by the Agent through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.
          Section 4. Representations, Warranties, Authority, No Adverse Claim.
     4.1 Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Lenders.
     4.2 Authority, No Conflict, No Consent Required. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into this Amendment and has duly authorized as appropriate the execution and delivery of this Amendment and other agreements and documents executed and delivered by the Borrower in connection herewith by proper partnership action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower’s partnership agreement or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Lenders. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Lenders.
     4.3 No Adverse Claim. The Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Lenders with respect to the Obligations.
          Section 5. Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Agent on behalf of the Lenders and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Lenders that the Obligations are and continue to be secured by the security interest granted by the Borrower in favor of the Lenders under the Security Agreement, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.
          Section 6. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.
          Section 7. Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.
          Section 8. Successors. The Amendment Documents shall be binding upon the Borrower and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lenders and the successors and assigns of the Lenders.
          Section 9. Legal Expenses. The Borrower agrees to pay or reimburse the Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses paid or incurred by the Agent, including filing and recording costs and fees, charges and disbursements of outside counsel to the Agent (determined on the basis of such counsel’s generally applicable rates, which may be higher than the rates such counsel charges the Agent in certain matters) and/or the allocated costs of in-house counsel incurred from time to time, in connection with the Credit Agreement, including in connection with the negotiation, preparation, execution, collection and enforcement of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Agent harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

          Section 10. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.
          Section 11. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.
          Section 12. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

BORROWER:

DHI MORTGAGE COMPANY, LTD.
By: DHI Mortgage Company GP, Inc.
Its: General Partner

By: /s/ Mark C. Winter

Title: CFO/EVP
STATE OF TEXAS
COUNTY OF TRAVIS
On this the 22 day of June, 2005, personally appeared Mark C. Winter, as CFO/EVP of DHI Mortgage Company, GP, Inc., a Delaware corporation, as general partner of DHI Mortgage Company , Ltd., a Texas limited partnership (the “Company”), and before me executed this Second Amendment to Amended and Restated Credit Agreement, on behalf of the Company.
IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/ Melody A. Hansen

Signature of Notary Public, State of Texas
(Print, Type or Stamp Commissioned Name of Notary Public)
Personally known___; OR Produced Identification___
Type of ID produced____________

(NOTARIAL SEAL)

AGENT & LENDER:

U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Kathleen Connor

Kathleen Connor Vice President
(USB Signature Page Third Amendment)

COMERICA BANK

By:	/s/ Robert W. Marr

Robert W. Marr
Vice President

NATIONAL CITY BANK OF KENTUCKY

By:	/s/ Jerry W. Johnson

Name: Jerry W. Johnson
Title: Executive Vice President

COLONIAL BANK, N.A.

By:	/s/ Amy Nunneley

Amy Nunneley Senior Vice President
STATE OF ALABAMA
COUNTY OF JEFFERSON

On this the 22 day of June, 2005, personally appeared Amy J. Nunneley, as Senior Vice Pres. of Colonial Bank, N.A., an Alabama corporation (the “Bank”), and before me executed this Amended and Restated Credit Agreement, on behalf of the Bank.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/ Mary Katherine Jackson

Signature of Notary Public, State of Alabama

Mary Katherine Jackson

(Print, Type or Stamp Commissioned Name of Notary Public)

Personally known X; OR Produced Identification___
Type of ID produced__________________

(NOTARIAL SEAL)

BANK OF AMERICA, N.A.

By:	/s/ Carolyn Warren

Carolyn Warren Senior Vice President

BNP PARIBAS

By:	/s/ Jeff Tebeaux

Jeff Tebeaux
Vice President

By:	/s/ Henry Setina

Henry Setina
Director

WASHINGTON MUTUAL BANK, FA

By:	/s/ Cyndi R. Lopez

Cyndi R. Lopez
Vice President

JPMORGAN CHASE BANK

By:	/s/ Cynthia E. Crites

Cynthia E. Crites
Senior Vice President

SCHEDULE 1
ELIGIBLE MORTGAGE LOAN
     “Eligible Mortgage Loan” means a Mortgage Loan with respect to which each of the following statements is accurate and complete (and the Borrowers by including such Mortgage Loan in any computation of the Borrowing Base shall be deemed to so represent to Agent and Lenders at and as of the date of such computation):
     (i) Such Mortgage Loan is a binding and valid obligation of the Obligor thereon, in full force and effect and enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar terms affecting creditor’s rights in general and by general principles of equity;
     (ii) Such Mortgage Loan is genuine in all respects as appearing on its face and as represented in the books and records of the Borrowers, and all information set forth therein is true and correct;
     (iii) To the best knowledge of the Borrowers, such Mortgage Loan is free of any default (other than as permitted by subparagraph (iv) below) of any party thereto (including the Borrowers), counterclaims, offsets and defenses, including the defense of usury, and from any rescission, cancellation or avoidance, and all right thereof, whether by operation of law or otherwise;
     (iv) No payment under such Mortgage Loan is more than thirty (30) days past due the payment due date set forth in the underlying Mortgage Note and Mortgage;
     (v) Such Mortgage Loan contains the entire agreement of the parties thereto with respect to the subject matter thereof, has not been modified or amended in any respect not expressed in writing therein and is free of concessions or understandings with the Obligor thereon of any kind not expressed in writing therein;
     (vi) Such Mortgage Loan is in all respects in accordance with all Requirements of Law applicable thereto, including, without limitation, the federal Consumer Credit Protection Act and the regulations promulgated thereunder and all applicable usury laws and restrictions, and all notices, disclosures and other statements or information required by law or regulation to be given, and any other act required by law or regulation to be performed, in connection with such Mortgage Loan have been given and performed as required;
     (vii) All advance payments and other deposits on such Mortgage Loan have been paid in cash, and no part of said sums has been loaned, directly or indirectly, by the Borrowers to the Obligor, and, other than as disclosed to Agent in writing, there have been no prepayments;

     (viii) Such Mortgage Loan was originated, purchased by the Borrowers or converted from a variable rate Mortgage Loan to a fixed rate Mortgage Loan, whichever is latest not more than ninety (90) days prior to the inclusion of such Mortgage Loan in any computation of the Borrowing Base and matures within 30 years after such date of origination;
     (ix) At all times such Mortgage Loan will be free and clear of all Liens, except in favor of Agent for the benefit of Lenders and any other Lien which has been disclosed to Agent in writing and is permitted hereunder;
     (x) The Property covered by such Mortgage Loan is insured against loss or damage by fire and all other hazards normally included within standard extended coverage in accordance with the provisions of such Mortgage Loan with the Borrowers named as a loss payee thereon;
     (xi) The Required Mortgage Documents have been delivered to Agent prior to the inclusion of such Mortgage Loan in any computation of the Borrowing Base or, if such items have not been delivered to Agent on or prior to the date such Mortgage Loan is first included in any computation of the Borrowing Base, (1) the Borrower has agreed to pledge and deliver all Required Mortgage Documents pursuant to an Agreement to Pledge delivered to Agent prior to such inclusion, and (2) the Collateral Value of such Mortgage Loan when added to the Collateral Value of all other Mortgage Loans for which Agent has not received the Required Mortgage Documents does not exceed the Wet Warehousing Sublimit, provided that, all Required Documents with respect to such Mortgage Loan shall be delivered to Agent within seven (7) Business Days after the date of the borrowing request with respect thereto and all other documents requested by Agent pursuant to Section 4.02 of the Security Agreement shall be delivered to Agent within five Business Days after such request.
     (xii) If such Mortgage Loan is included in the Borrowing Base and has been withdrawn from the possession of Agent on terms and subject to conditions set forth in the Security Agreement:
     (1) If such Mortgage Loan was withdrawn by the Borrowers for purposes of correcting clerical or other non-substantive documentation problems, the promissory note and other documents relating to such Mortgage Loan are returned to Agent within nineteen (19) calendar days from the date of withdrawal; and the Collateral Value of such Mortgage Loan when added to the Collateral Value of other Mortgage Loans which have been similarly released to the Borrowers and have not been returned does not exceed $5,000,000;
     (2) If such Mortgage Loan was shipped by Agent directly to a permanent investor for purchase or to a custodian for the formation of a pool, the full purchase price therefor has been received by Agent (or such Mortgage Loan has been returned to Agent) within forty-five (45) days (seventy-five (75) days in the case if such Mortgage Loan is a housing bond program) from the date of shipment by Agent.

     (xiii) If such Mortgage Loan is a Jumbo Mortgage Loan, the Collateral Value of such Mortgage Loan when added to the Collateral Value of all other Jumbo Mortgage Loans does not exceed the Jumbo Sublimit.
     (xiv) If such Mortgage Loan is a Nonconforming Mortgage Loan, the Collateral Value of such Mortgage Loan when added to the Collateral Value of all the Nonconforming Mortgage Loans does not exceed the Nonconforming Sublimit;
     (xv) If such Mortgage Loan is a HELOC Mortgage Loan, the Collateral Value of such Mortgage Loan when added to the Collateral Value of all other HELOC Mortgage Loans does not exceed the HELOC Mortgage Loan Sublimit.
     (xvi) If such Mortgage Loan is an Aged Loan, the Collateral Value of such Mortgage Loan when added to the Collateral Value of all Mortgage Loans that are Aged Loans does not exceed the Aged Loan Sublimit;
     (xvii) If such Mortgage Loan is an Uncovered Mortgage Loan, the Collateral Value of such Mortgage Loan when added to the Collateral Value of all Mortgage Loans that are Uncovered Mortgage Loans does not exceed the Uncovered Mortgage Loan Sublimit;
     (xviii) Such Mortgage Loan has not been included in the Borrowing Base for more than (A) thirty (30) days, if such Mortgage Loan is an Uncovered Mortgage Loan, (B) ninety (90) days, if such Mortgage Loan is a Nonconforming Mortgage Loan or a HELOC Mortgage Loan (excluding HELOC Mortgage Loans that are Uncovered Mortgage Loans), (C) one hundred twenty (120) days, if such Mortgage Loan is a Jumbo Mortgage Loan, (D) one hundred twenty (120) days, if such Mortgage Loan is a Conforming Mortgage Loan, Conforming Non-Agency Mortgage Loan or (E) three hundred sixty (360) days, if such Mortgage Loan is an Aged Loan;
     (xviii) Unless such Mortgage Loan is an Uncovered Mortgage Loan, such Mortgage Loan is covered by a Take-Out Commitment which is in full force and effect, and the Borrowers and such Mortgage Loan are in full compliance therewith;
     (xix) Such Mortgage Loan is secured by a first or second Mortgage on Property consisting of a completed one-to-four unit single family residence which is not used for commercial purposes and which is not a construction loan; and
     (xx) The face amount of the Mortgage Note underlying such Mortgage Loan does not exceed $1,000,000.
     Agent may, in its discretion, waive one or more of the foregoing eligibility requirements with respect to any Mortgage Loan, provided that the aggregate Collateral Value of all Mortgage Loans with respect to which such eligibility requirements have been waived shall not at any time exceed $3,000,000.

SCHEDULE 5
COMMITMENT AMOUNTS AND PERCENTAGE SHARES
From June 23, 2005 to October 31, 2005

	Commitment	Percentage
	Amount	Share
U.S. Bank National Association
Comerica Bank
National City Bank of Kentucky
Colonial Bank, N.A.
Bank of America, N.A.
BNP Paribas
Washington Mutual Bank, FA
JPMorgan Chase Bank

TOTAL	$450,000,000	100%
From and after October 31, 2005

	Commitment	Percentage
	Amount	Share
U.S. Bank National Association
Comerica Bank
National City Bank of Kentucky
Colonial Bank, N.A.
Bank of America, N.A.
BNP Paribas
Washington Mutual Bank, FA
JPMorgan Chase Bank

TOTAL	$300,000,000	100%

EXHIBIT C TO
CREDIT AGREEMENT
FORM OF
BORROWING BASE CERTIFICATE
[On the Company’s Letterhead]
U.S. Bank National Association, as Agent
800 Nicollet Mall
Minneapolis, Minnesota 55402
Attention: Mortgage Banking Services Division BC-MN-HO3B
Ladies and Gentlemen:
          We submit this certificate to you in accordance with the terms of the Amended and Restated Credit Agreement dated as of April 9, 2004 (as amended and as the same may be amended, supplemented or restated from time to time, the “Credit Agreement”) between DHI Mortgage Company, Ltd., the lenders party thereto (the “Lenders”) and U.S. Bank National Association, as Agent for the Lenders (in such capacity, the “Agent”). Each capitalized term used herein and not defined herein has the same meaning ascribed to such term in the Credit Agreement or the Security Agreement.
          The undersigned hereby certifies the following as of the close of business on ___, ___the Borrowing Base was calculated as follows:
Collateral Value

(a)	Pledged Mortgage Loan		$

	Conforming Mortgage Loans	$

	Conforming Non-Agency Loans	$

	Nonconforming Mortgage Loans	$

	Jumbo Mortgage Loans	$

	HELOC Mortgage Loans	$

	Aged Loans	$

	Uncovered Mortgage Loans	$

               Less:

(b)	Pledged Mortgage Loans with No
Collateral Value (i.e., not
	Eligible Mortgage Loans)		$

Conforming Mortgage Loans and Jumbo Mortgage Loans — 120 days or more since origination or acquisition;

Jumbo Mortgage Loans — 120 days or more since origination or acquisition $___

Nonconforming Mortgage Loans — 90 days or more since origination or acquisition $___

HELOC Mortgage Loans-90 days or more since origination or acquisition $___

	Pledged more than 90 days	$

Promissory Note and/or Collateral Documents
not returned or purchased by an Investor

	(90/120/360 days for Aged Loans)	$
(less than 120 days)
$
(from 120 to 360 days)

Uncovered Mortgage Loans-30 days or
more since origination or acquisition $___

	Collateral Document not returned (19 days)	$

	In default (one full reporting period) Requested documents not delivered (5 Business Days) $___	$

Promissory Note and/or Collateral Documents not delivered (wet funding loans; 7 Business Days) $___

	Wet funding loans in excess of sublimit	$

	Wet funding loans not closed	$

Jumbo Mortgage Loans in excess
of applicable sublimit $___

Nonconforming Mortgage Loans in excess of applicable sublimit $___

HELOC Mortgage Loans in excess of applicable sublimit $___

Aged Loans in excess of Aged Loan Sublimit $___

Uncovered Mortgage Loans in excess of applicable sublimit $___

Not marketable	$

Agent does not have perfected, first priority security interest	$

Other ineligible	$

(c)	Eligible Mortgage Loans ((a) — (b))	$

(d)	2% of (c)	$

(e)	5% of loans included in Aged Loan Sublimit and included in Borrowing Base more than 120 days	$

(f)	Total Collateral Value (Borrowing Base)((c) minus (d)) minus (e)	$

     Attached hereto is a schedule of the “Pledged Mortgage Loans” (as defined in the Security Agreement) that have no Collateral Value at the date hereof.

Dated: ___, 20___

DHI MORTGAGE COMPANY, LTD.

By

Its

EXHIBIT G TO Third Amendment
and to Credit Agreement
Statement to be included in Closing Instructions
to Closing Agents for Wet Funded Loans
     “You are hereby notified that U.S. Bank National Association (the “Bank”) as agent for various lenders, has a security interest in the deed of trust or mortgage note, the deed of trust or mortgage and all other supporting documents for the above-referenced loan. Unless the Bank otherwise instructs you, (i) if the mortgage loan is not funded within two (2) business days after your receipt of funds from the Bank, said funds are to be returned by you to: U.S. Bank National Association, Minneapolis, Minnesota, ABA No. 091000022 for credit to our Funding and Settlement Account No. 104756234365, and (ii) all loan documents are to be returned to us by the second business day after settlement.